UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 5, 2016

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 5, 2016, the Board of Directors (the “Board”) of Summer Infant, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws to implement majority voting in uncontested director elections as well as other minor corrections (the “Bylaw Amendments”).  Under the Bylaw Amendments, each director in an uncontested election will be elected by the vote of the majority of the votes cast with respect to that director’s election.  For purposes of these provisions, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election.  “Abstentions” and “broker non-votes” will not be counted as votes cast either “for” or “against” a director’s election.  Contested director elections will continue to be decided by a plurality vote.

In connection with the Bylaw Amendments, the Company also amended its Corporate Governance Guidelines to require that director nominees tender irrevocable resignations that will be effective only upon (i) the failure to receive the required vote in an uncontested election at the next stockholder meeting at which they face re-election and (ii) acceptance of such resignation by the Board.  If an incumbent director fails to receive the required vote for reelection, the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the director election results. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

The foregoing description of the Bylaw Amendments does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, as amended by the Bylaws Amendments, that are attached hereto as Exhibit 3.1 and incorporated by reference herein.  The Corporate Governance Guidelines, as amended and restated, are available on the Company’s website at http://investor.summerinfant.com/investors under the section “Corporate Governance — Governance Documents.”

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of Summer Infant, Inc., as amended through May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 9, 2016	By:	/s/ William E. Mote, Jr.
William E. Mote, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of Summer Infant, Inc., as amended through May 5, 2016